EXHIBIT 99.1

Forward-Looking Statement This presentation contains forward-looking information and statements within the meaning of the Private Securities Litigation Act of 1995, including Mitcham Industries, Inc.'s prospects and development of its operations and its business strategies, all of which are subject to certain risks, uncertainties and assumptions including, among other things, changes in market conditions in the oil and gas exploration and production industry, prices and reserves of crude oil and natural gas, our ability to maintain and attract customers, weather conditions, political developments, technical obsolescence of our equipment, the Company's ability to finalize contractual arrangements, and other risks and uncertainties disclosed in the Company's reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results could vary materially from those anticipated.

Headquarters: Huntsville, Texas NASDAQ: MIND Share Price: 52 Week Range: Fully Diluted Shares Outstanding: Average Daily Volume: Market Cap: Long-term Debt: Insider ownership: Fiscal Year End: $ 10.75 $ 5.40 - 11.50 9,694,000 65,000 $ 105,000,000 - 0 - 14.3% January 31st Mitcham - Quick Facts (1) (2) (1) (1) (1) October 12, 2005 (2) July 31, 2005 (3) Not Including Seamap (3)

Company Overview Founded 1987 Input/Output Agreement 1993 IPO: 1995 Sercel Agreement 1996 Opened Mitcham Canada: 1996 Acquired Seismic Asia Pacific (SAP): January 2003 Added Marine Seismic Products: 2003 Acquired Seamap: July 1, 2005

The World's Leading Provider of Seismic Lease Equipment Land Transition Zone Marine S ales of New and "Experienced" Equipment Seismic Oceanographic Hydrographic What We Do:

Where We Are Located Huntsville - Texas Singapore Calgary - Canada Somerset - UK Brisbane Indonesia Russia Where We Are Located

Equipment Used For: Onshore, Transition Zone and Offshore Domestic and International 2-D, 3-D, and 4-D Seismic Surveys Multi-Component Surveys Oil and Gas Exploration

A Seismic Survey

3-D Cube

Earth Model

Virtual Formation

Our Customers Are: International Seismic Contractors Regional Seismic Contractors State-owned Oil and Gas Companies Governmental & Educational Institutions

Seismic Market Outlook Seismic Contractors Are Reporting a Significant Increase in Backlog and Adding Crew Capacity Increasing Complexity of Seismic Surveys Spending by E&P Companies on Seismic Surveys is up 15% Year Over Year New Worldwide Expansion Opportunities into Formerly Restricted Areas (CIS, Libya, Iraq)

Mitcham Advantage Expand Capability of Existing Crews Mobilize New Crews with Minimum Capital Outlay Worldwide Locations Providing Service and Support The Largest Inventory of Seismic Acquisition Equipment in the World Available for Lease Immediate Equipment Availability Reducing Shipping Time and Costs

Positioned For Growth Increased Utilization Expand Margins New Markets Expand Equipment Pool - Land - Marine - New Technology

Growth Through Acquisitions: SEISMIC ASIA PACIFIC Largest Independent Leasing Company in Pacific Rim Provides Diverse Range of Products to: - Seismic Industry - Oceanographic Industry - Defense Industry Provides Engineering and Support

Growth Through Acquisitions: SEAMAP World's Largest Independent Designer and Manufacturer of Products for: - Seismic Industry - Oceanographic Industry - Offshore Industry Provides After-Market Service and Support

Financial Highlights

Total Revenue: FYE January 31 2003 2005 2004 2006(E)

Core Business Growth: Short Term Leasing FYE January 31 2003 2005 2004 2006(E)

Q-2 2005 Q-2 2006 6-Months 2005 6-Months 2006 Total Revenue 6400000 7000000 14600000 14600000 Short Term Lease 3300000 4800000 8800000 11000000 Revenue: Q-2/6-Months

F2003 F2004 F2005(E) 2006(E) EBITDA 3200 7564 13073 16000 Revenue 14000 22000 27500 32000 EBITDA/Rev Source: Company documents and MS Howells & Co. EBITDA Revenue EBITDA / Revenue EBITDA is a Non-GAAP measurement that is presented as an additional indicator of operating performance and is not a substitute for net income (loss) or net income (loss) per share calculated under generally accepted accounting principals (GAAP). FYE January 31 F2004 F2005 F2006(E) F2003

EBITDA Reconciliation Net Income/(Loss) Interest Taxes Depreciation EBITDA 01-31-03 1-31-04 1-31-05 1-31-06(E) 2,129 71 277 10,596 13,073 7,250 (300) 750 8,300 16,000 (6,289) 176 13,677 7,564 - all numbers in 000's (10,099) 281 (1,647) 14,681 3,216

Undervalued Source: Lehman Brothers as of August 3, 2005. All estimates of EBITDA and earnings are for the twelve months ending December 31, 2005. 2006 Mitcham Industries 3.1 Petroleum Geo 6 Veritas 8 AVERAGE 7.2 Universal Compression 8 Hanover 9 Input/Output 9 EV/EBITDA Mitcham Industries Veritas DGC Universal Compression Hanover Compressors Input/Output Petroleum Geo-Service AVERAGE

Strong Balance Sheet Cash $ 14,500,000 Working Capital $ 17,600,000 Long-Term Debt $ - 0 - Revolving Credit Facility $ 12,500,000 (1) (1) Not Including Seamap

Why Mitcham: Compelling Valuation, Trading at Significant Discount to Peers Major Barrier to Entry for Any New Competitors Growing Number of Crews Worldwide Expanding Channel Count Per Crew Rock Solid Balance Sheet Rock Solid Reputation Well Positioned to Capitalize on Worldwide Seismic Growth